                                                              EXHIBIT 10(hhh)

                 WAIVER AND FOURTH AMENDMENT TO LOAN DOCUMENTS




                                                               June 11, 1993



Stokely USA, Inc.
1055 Corporate Center Drive
Oconomowoc, Wisconsin  53066
Attention:  Stephen W. Theobald

Ladies and Gentlemen:

         Reference is made to the Loan and Security Agreement dated as of August 18, 1992 (the "Loan Agreement") among Stokely USA, Inc. ("Borrower"), the Lenders party thereto and Barclays Business Credit, Inc., as Agent for the Lenders (the "Agent"). Unless defined herein, capitalized terms used herein shall have the meanings provided to each term as in the Loan Agreement.

         Borrower has requested that Lenders agree to (i) amend the Loan Agreement in certain respects, and (ii) waive certain existing Events of Default under the Loan Agreement, and Lenders have agreed to do so, in the manner described herein, and subject to the terms hereof, as follows:

         1.  The Loan Agreement is hereby amended as follows:

         (a) Section 1.1(n)(A) of the Loan Agreement is hereby amended by deleting therefrom the amount "One Hundred Twenty Million Dollars
($120,000,000)" and inserting in its place the amount "One Hundred Million Dollars ($100,000,000)."

         (b) Section 1.1(n)(B)(2)(x) of the Loan Agreement is hereby amended by deleting therefrom the amount "One Hundred Million Dollars ($100,000,000)" and inserting in its place the phrase "the Inventory Sublimit."

         (c) Section 1.1(p) of the Loan Agreement is hereby amended and restated in its entirety, as follows:

        "(p) Can Supply Agreements - collectively, (i) the Restated Agreement for Purchase and Sale of Containers dated on or before the Closing Date between Borrower and Heekin Can, Inc. ("Heekin"), as amended by letter dated April 6, 1993, executed by Heekin in favor of Borrower, (ii) the agreement dated on or before the Closing Date between Borrower and Crown Cork and Seal Company, Inc. ("Crown"), as amended by letter agreement dated April 7, 1993 between Crown and Borrower, and as further amended by letter agreement dated June 9, 1993 between Crown and Borrower, (iii) the Supply Agreement dated January 24, 1992, between Borrower and American National Can Company ("ANC"), as amended by letter agreement dated April 6, 1993 between Borrower and ANC, and as further amended by letter agreement dated June 11, 1993 between Borrower and ANC, and (iv) the Letter of Understanding dated July 20, 1992 among Borrower, ANC, Crown and Heekin, all providing for the supply to Borrower of cans and related supplies used in its and its Subsidiaries' operations, along with all amendments, modifications, renewals, restructurings and replacements of each thereof approved by Required Lenders in their sole discretion and all similar agreements or arrangements approved by Required Lenders in their reasonable discretion into which Borrower may enter from time to time."

         (d) Section 1.1 of the Loan Agreement is hereby amended by inserting as a new Section 1.1(r-1) a definition of the term "Carrying Costs," between the defined terms "Capitalized Lease Obligation" (Section 1.1(r)) and "Closing Date" (Section 1.1(s)), as follows:

        "(r-1) Carrying Costs - the aggregate amount of all costs and expenses for taxes, insurance and maintenance incurred by Borrower or any Subsidiary with respect to, or incurred by Borrower or any Subsidiary as expenses for, and allocated by Borrower or any Subsidiary to, any particular Scheduled Assets that are sold or otherwise disposed of by Borrower or such Subsidiary, and that have accrued during the period commencing on the date (which shall be no earlier than the project shutdown date specified for each Scheduled Asset, as shown on Exhibit U attached hereto) on which such Scheduled Assets were idled or shuttered by Borrower or such Subsidiary without intent to reopen or reactivate such Scheduled Assets, and ending on the earliest to occur of (i) the sale or other disposition of such Scheduled Assets, (ii) the acceleration of the Obligations and (iii) receipt of notice by Agent from Long Term Agent that the Long Term Loans have been accelerated."

         (e) Section 1.1 of the Loan Agreement is hereby amended by inserting as a new Section 1.1(ai-1) a definition of the term "Excess Advance Period" and by inserting as a new Section 1.1(ai-2) a definition of the term "Excess Advances," each between the defined terms "Event of Default" (Section 1.1(ai)) and "Existing Issuer" (Section 1.1(aj)), as follows:

        "(ai-1) Excess Advance Period - the period of time commencing on June 1, 1993 and ending on August 31, 1993, which period shall not be extended without the consent of all Lenders and Long Term Lenders.

        (ai-2) Excess Advances - all outstanding Revolving Credit Loans at any time during the Excess Advance Period to the extent that Availability exceeds the sum of the Borrowing Base and the LC Amount by less than Five Million Dollars ($5,000,000)."

         (f) Section 1.1 of the Loan Agreement is hereby amended by inserting as a new Section 1.1(ak-1) a definition of the term "Existing Percentages," between the defined terms "Existing Letter of Credit" (Section 1.1(ak)) and "Existing Reimbursement Agreement" (Section 1.1(al)), as follows:

        "(ak-l) Existing Percentages - with respect to each Lender, the percentage set forth below opposite such Lender's name:


                             LENDER                                                PERCENTAGE
                             ------                                                ----------
      Barclays Business Credit, Inc.                                               29.1667%

      Bank One, Milwaukee, National Association                                    20.8442%

      First Bank (N.A.)                                                            15.4058%

      LaSalle National Bank                                                        15.2083%

      BA Business Credit, Inc.                                                     15.2083%

      NBD Bank, N.A.                                                                4.1667%"

        (g) Section 1.1(au) of the Loan Agreement is hereby amended and restated in its entirety, as follows:

        "(au) Facility B Notes - the Amended and Restated Facility B Revolving Credit Notes to be executed by Borrower on June 11, 1993 in favor of Lenders to evidence the Facility B Loans, which shall be in the form of Exhibit A-2 attached hereto."

         (h) Section 1.1(bd) of the Loan Agreement is hereby amended and restated in its entirety, as follows:

        "(bd) Intercreditor Agreement - that certain Intercreditor Agreement executed by Agent, Lenders and Long Term Lenders, as contemplated by Section 9.2(h)(ii), as amended by a certain First Amendment to Intercreditor Agreement dated June 11, 1993 among Agent, Lenders and Long Term Lenders."

         (i) Section 1.1(be) of the Loan Agreement is hereby amended and restated in its entirety, as follows:

        "(be) Interest Coverage - with respect to any period of determination, Consolidated EBIT for such period minus Consolidated Interest Expense for such period, all as determined in accordance with GAAP."

         (j) Section 1.1 of the Loan Agreement is hereby amended by inserting as a new Section 1.1(bg-1) a definition of the term "Inventory Sublimit," and inserting as a new Section 1.1(bg-2) a definition of the term "IRB Loans," each between the defined terms "Inventory" (Section 1.1(bg)) and "LC Amount" (Section 1.1(bh)), as follows:

        "(bg-1) Inventory Sublimit - for any period set forth below, the amount set forth below opposite such period:


                          PERIOD                                           AMOUNT
                          ------                                           ------
                   May, 1993                                             $60,000,000

                   June, 1993                                             62,000,000

                   July, 1993                                             71,000,000

                   August, 1993                                           83,000,000

                   September, 1993                                        90,000,000

                   October, 1993                                          90,000,000

                   November, 1993                                         86,000,000

                   December, 1993                                         90,000,000

                   January, 1994                                          79,000,000

                   February, 1994                                         70,000,000

                   March, 1994                                            50,000,000

                   April, 1994                                            43,000,000

                   May, 1994                                              41,000,000

                   June, 1994                                             44,000,000

                   July, 1994                                             56,000,000

                   August, 1994                                           71,000,000

                   September, 1994                                        79,000,000

                   October, 1994                                          86,000,000

                   November, 1994                                         77,000,000

                   December, 1994                                         78,000,000

                   January, 1995                                          67,000,000

                      PERIOD                                         AMOUNT
                      ------                                         ------
               February, 1995                                       58,000,000

               March, 1995                                          35,000,000

               April, 1995                                          35,000,000

               May, 1995                                            35,000,000

        (bg-2) IRB Loans - collectively, the Indebtedness for Money Borrowed of Borrower and each of its Subsidiaries in respect of any industrial revenue bond or similar financings, all as set forth in Exhibit Q attached hereto."

         (k) Section 1.1(bq) of the Loan Agreement is hereby amended and restated in its entirety, as follows:

        "(bq) Long Term Intercreditor Agreement - that certain Intercreditor and Collateral Agency Agreement executed by Long Term Lenders and Lenders with Facility A Loan Commitments, as contemplated by Section 9.2(h)(ii), as amended by a certain First Amendment to Intercreditor and Collateral Agency Agreement dated June 11, 1993 among Long Term Lenders and Lenders."

         (l) Section 1.1(bs) of the Loan Agreement is hereby amended and restated in its entirety, as follows:

        "(bs) Long Term Loans - the Indebtedness of Borrower owing to Long Term Lenders under (i) the Note Agreement dated as of December 1, 1991 Re:
   $20,000,000 9.74% Senior Notes, due December 15, 2001 in favor of SWIB, as amended by First Amendment to Note Agreement dated August 18, 1992 and as further amended by Second Amendment to Note Agreement dated June 11, 1993, and all agreements, instruments and documents related to any of the foregoing and (ii) the Note Agreement dated as of January 1, 1990 Re:
   $25,000,000 9.37% Senior Notes due January 15, 2000 in favor of the Nationwide Group, as amended by Amendment to Note Agreement dated August 18, 1992 and as further amended by Second Amendment to Note Agreement dated June 11, 1993, and all agreements, instruments and documents related to any of the foregoing, or any refinancing, restructuring or replacement of any thereof, or amendment, modification or supplement of any thereto, in each case acceptable to Agent in its sole discretion."

         (m) Section 1.1(bt) of the Loan Agreement is hereby amended by deleting therefrom the amount "One Hundred Twenty Million Dollars
($120,000,000)" and inserting in its place the amount "One Hundred Million Dollars ($100,000,000)."

        (n) Section 1.1(bw) of the Loan Agreement is hereby amended by inserting the following after clause (vi) and before the period:

        "minus (vii) all repayments made to Long Term Lenders or other Lenders other than those resulting from any sale or disposition of Scheduled Assets or other fixed assets"

        (o) Section 1.1(cv) of the Loan Agreement is hereby amended by deleting therefrom each reference to the term "Aggregate Percentages" and inserting in its place the term "Existing Percentages."

        (p) Section 1.1 of the Loan Agreement is hereby amended by inserting as a new Section 1.1(da-1) a definition of the term "Scheduled Assets," between the defined terms "Schedule of Accounts" (Section 1.1(da)) and "Security Documents" (Section 1.1(db)), as follows:

        "(da-1) Scheduled Assets - the assets identified on Borrower's May 5, 1993 Review of Business Plan, a copy of which is attached hereto as Exhibit U, as being held for sale or shutdown."

        (q) The introductory language to Section 2 of the Loan Agreement is hereby amended by deleting therefrom the amount "One Hundred Twenty Million Dollars ($120,000,000)" and inserting in its place the amount "One Hundred Million Dollars ($100,000,000)."

        (r) Section 2.2(a) of the Loan Agreement is hereby amended by deleting therefrom each reference to the amount "Eighty Million Dollars ($80,000,000)" and inserting in its place the amount "Sixty Million Dollars ($60,000,000)."

        (s) Section 2.3 of the Loan Agreement is hereby amended by adding a proviso at the end thereof after the word "Agreement" and before the period, as follows:

        "; provided, that Borrower shall not be permitted to use the proceeds of the Revolving Credit Loans in order to pay Carrying Costs on any idled or shuttered Scheduled Assets at any time after (a) the aggregate amount of such Carrying Costs relating to any particular Scheduled Asset exceeds forty percent (40%) of the anticipated net proceeds of the sale of such Scheduled Asset, as set forth on Exhibit U attached hereto, (b) the aggregate amount of Carrying Costs with respect to all Scheduled Assets incurred in any fiscal year exceeds One Million Two Hundred Fifty Thousand Dollars ($1,250,000) or (c) after the occurrence and during the continuance of an Event of Default."

        (t) Section 2.4 of the Loan Agreement is hereby amended by deleting therefrom each reference to the term "Aggregate Percentages" and inserting in its place the term "Existing Percentages."

        (u) Section 2.5 of the Loan Agreement is hereby amended by adding the following at the end thereof:

        "In addition to the foregoing, as of June 11, 1993, Agent and Lenders have established a reserve in the aggregate amount at any time of the portion of the proceeds of the sale or disposition, after June 11, 1993, of any Property consisting of (a) Scheduled Assets, that is equal to the sum of
   (x) the aggregate amount of Carrying Costs relating to such Scheduled Assets and (y) the aggregate amount of proceeds of such sale or other disposition that are paid to Lenders with Facility A Loan Commitments pursuant to the terms of the Intercreditor Agreement and the Long Term Intercreditor Agreement and (b) fixed assets of Borrower or any of its Subsidiaries other than the Scheduled Assets, that is equal to the aggregate amount of proceeds of such sale or other disposition that are paid to Lenders with Facility A Loan Commitments pursuant to the terms of the Intercreditor Agreement and the Long Term Intercreditor Agreement. Such reserve shall not be lowered or released without the consent of all Lenders."

        (v) Section 2.7(a) of the Loan Agreement is hereby amended by deleting therefrom the reference to the amount "One Hundred Twenty Million Dollars ($120,000,000)" and inserting in its place the amount "One Hundred Million Dollars ($100,000,000)."

        (w) Section 3.1 of the Loan Agreement is hereby amended by adding new Sections 3.1(g) and 3.1(h) at the end thereof, as follows:

        "(g)  Unused Line Fee.   At all times during the period commencing on
   June 11, 1993 and ending on June 11, 1994, Borrower shall pay to Agent for the ratable benefit of Lenders as set forth below, an unused line fee equal to one quarter of one percent (.25%) per annum of the average monthly amount by which (i) the sum of the Facility A Loan Commitments and the Facility B Loan Commitments exceeds (ii) the sum of the outstanding principal balance of the Loans and the LC Amount. The unused line fees shall be payable monthly in arrears on the first day of each calendar month for the preceding month and shall be allocated among Lenders as follows:

            (i) if the aggregate amount of the Facility A Loan Commitments is fully borrowed at all times during such month, the unused line fee for such month shall be allocated among Lenders with Facility B Loan Commitments on a pro rata basis in accordance with their respective Facility B Percentages; or

              (ii) if the aggregate amount of the Facility A Loan Commitments is not fully borrowed at all times during such month, the unused line fee for such month shall be allocated between Lenders with Facility A Loan Commitments and Lenders with Facility B Loan Commitments as follows: (A) Lenders with Facility A Loan Commitments shall receive an amount of the unused line fee equal to the product of the ratio of the average unused portion of the aggregate amount of the Facility A Loan Commitments during such month to the average unused portion of the sum of the aggregate amount of the Facility A Loan Commitments and the aggregate amount of the Facility B Loan Commitments for such month, multiplied by the total amount of the unused line fee for such month; and (B) Lenders with Facility B Loan Commitments shall receive the balance of the unused line fee for such month. All such amounts shall be allocated to individual Lenders in accordance with their respective Facility A Percentages and Facility B Percentages.

          (h) Restructuring Fee. Borrower shall pay to Agent for the ratable benefit of Lenders in accordance with their respective Existing Percentages, a restructuring fee of Six Hundred Thousand Dollars ($600,000), payable as follows: Two Hundred Thousand Dollars ($200,000) payable on June 11, 1993; Two Hundred Thousand Dollars ($200,000) payable on December 31, 1993; and Two Hundred Thousand Dollars ($200,000) payable on April 1, 1994. The entire amount of the restructuring fee shall be deemed to have been fully earned on June 11, 1993, notwithstanding the fact that the restructuring fee is payable in installments."

          (x) Section 3.5(a)(A) of the Loan Agreement is hereby amended and restated in its entirety, as follows:

        "(A) the Loans must be repaid so that the sum of the outstanding principal balance of the Loans and the LC Amount does not exceed either (a) Forty Million Dollars ($40,000,000) for a consecutive thirty (30) day period during the period commencing on April 1, 1994 and ending on June 30, 1994 or
   (b) Twenty Million Dollars ($20,000,000) during the period commencing on May 1, 1995 and ending on May 31, 1995;"

         (y) Section 3.6(b) of the Loan Agreement is hereby amended by deleting the second sentence thereof in its entirety and replacing it with the following:

        "Any such proceeds payable to Borrower under the terms of the Intercreditor Agreement shall be immediately turned over to Agent for application to the Obligations in the manner otherwise provided in this Agreement."

        (z)  Section 3.6 of the Loan Agreement is hereby amended by adding new
Section 3.6(c) at the end thereof, as follows:

        "(c) Notwithstanding anything to the contrary contained in this Agreement and consistent with the terms of the Intercreditor Agreement, one hundred percent (100%) of the estimated Three Million Three Hundred Thousand Dollar ($3,300,000) proceeds of the insurance claim arising from the casualty at Borrower's Hoopeston, Illinois facility and sixty percent (60%) of the estimated Six Hundred Forty-Seven Thousand Dollar ($647,000) proceeds of the sale of the former corporate offices in Oconomowoc, Wisconsin and a certain corporate airplane (collectively, "Special Proceeds") paid to Borrower need not be turned over to the Long Term Lenders and Lenders with Facility A Loan Commitments promptly after receipt thereof. Rather, such proceeds shall be promptly turned over by Borrower to Agent for application to the Obligations in the manner otherwise provided in this Agreement. The amount of such proceeds may be paid by Borrower to the Long Term Lenders and Lenders with Facility A Loan Commitments at the time, and to the extent, set forth in Section 9.2(ab)."

        (aa) Section 8.1(u) of the Loan Agreement is hereby amended by amending and restating the second sentence thereof, as follows:

        "As of June 11, 1993, except as provided on Exhibit V attached hereto with respect to certain IRB Loans of Borrower and its Subsidiaries, neither Borrower nor any of its Subsidiaries is in default and no event has occurred and no condition exists which constitutes, or which with the passage of time or the giving of notice or both would constitute, a default in respect of any agreement evidencing, securing or relating to any Indebtedness to any Person for Money Borrowed, including without limitation the Long Term Loans and the IRB Loans and no such default will be caused by the execution and delivery of this Agreement or the performance by Borrower of its obligations hereunder. As of June 11, 1993, neither Borrower nor any of its Subsidiaries has received any notice of the occurrence or existence of any default of, or breach under, any IRB Loans, including without limitation any of the matters listed on Exhibit V attached hereto. No enforcement action has been taken by any holder of any IRB Loans in respect of any matters listed on Exhibit V attached hereto, including without limitation the acceleration of the maturity of all or any part of such IRB Loans."

        (ab) Section 9.1(j)(iv) of the Loan Agreement is hereby amended by amending and restating clauses (A) and (B) thereof in their entirety, as follows:

        "(A) forty-five (45) days after the end of each month ending during the period commencing on the Closing Date and ending on September 30, 1992 and forty-five (45) days after the end of the month ending on April 30, 1993, (B) sixty (60) days after the end of the month ending on March 31, 1993 and (C) thirty (30) days after the end of each month during the period commencing on October 1, 1992 and ending on February 28, 1993 and thirty
   (30) days after the end of each month thereafter,"

        (ac) Section 9.1(k)(iv) of the Loan Agreement is hereby amended and restated in its entirety, as follows:

        "(iv) promptly after Borrower's learning thereof, of any default by Borrower or any of its Subsidiaries under any note, indenture, loan agreement, mortgage, lease, deed, guaranty or other similar agreement relating to any Indebtedness of Borrower or any of its Subsidiaries, including without limitation any IRB Loans; and promptly after receipt thereof by Borrower or any of its Subsidiaries, Borrower shall provide Agent and each Lender with a copy of any notice of default or acceleration received by Borrower or any of its Subsidiaries under or in connection with any of the foregoing agreements and instruments."

        (ad) Section 9.1(q) of the Loan Agreement is hereby amended by inserting the following sentence after the first sentence thereof:

        "In particular, Borrower shall maintain Can Supply Agreements with terms at least as favorable to Borrower as those contained in its current Can Supply Agreements, including without limitation having an aggregate amount of at least Thirty-Two Million Dollars ($32,000,000) of open credit available to Borrower under such Can Supply Agreements."

        (ae) Section 9.1(r) of the Loan Agreement is hereby amended by inserting a new clause (iii) at the end thereof, as follows:

        "(iii) Borrower and each Subsidiary will comply in all respects with all applicable requirements of Wis. Stats. Anno. Section 100.03 et seq."

        (af) Section 9.1(t) of the Loan Agreement is hereby amended and restated in its entirety, as follows:

        "(t) Indebtedness for Money Borrowed. Remain at all times in compliance with all of the terms of all agreements evidencing, securing or relating to any Indebtedness of Borrower or any of its Subsidiaries to any Person for Money Borrowed, other than the IRB Loans; remain in compliance with all payment obligations under any of the IRB Loans; and promptly provide Agent and each Lender with a copy of each notice or other written communication sent or received by Borrower or any of its Subsidiaries under or in connection with any Indebtedness for Money Borrowed."

        (ag) Section 9.1 of the Loan Agreement is hereby amended by inserting new Sections 9.1(v) and 9.1(w) at the end thereof, as follows:

        "(v) Crisis Consultant. Continue to retain Silverman Korenthal & Company Inc. or another crisis consultant acceptable to Required Lenders in their sole discretion.

        (w) Plant Shut Downs. In its discretion, shutter or otherwise idle or shutdown the operations of any of the Scheduled Assets identified on Exhibit U attached hereto as being held for shutdown."

        (ah) Section 9.2(h)(ii) of the Loan Agreement is hereby amended and restated in its entirety, as follows:

        "(ii) Liens granted in favor of Long Term Agent, for the benefit of Long Term Lenders and for the benefit of Lenders on Borrower's and each Domestic Subsidiary's Equipment, real Property, Accounts, Inventory and General Intangibles and on the capital stock of D & K Frozen Foods, Inc. (which Liens on Accounts, Inventory and General Intangibles shall be junior and subordinate to the Liens of Agent, for its benefit and the ratable benefit of Lenders, in such Property), and such other assets as shall be approved by Agent, subject to the execution and delivery of (A) the Intercreditor Agreement, in form and substance acceptable to Agent and (B) the Long Term Intercreditor Agreement, in form and substance acceptable to Agent."

        (ai) Section 9.2(l) of the Loan Agreement is hereby amended and restated in its entirety, as follows:

        "(l) Capital Expenditures. Make Capital Expenditures (including without limitation by way of Capitalized Leases) which, in the aggregate, as to Borrower and its Subsidiaries, exceed (i) during the 1993 fiscal year of Borrower, Nine Million Five Hundred Thousand Dollars ($9,500,000), (ii) during the 1994 fiscal year of Borrower, Seven Million Seven Hundred Thousand Dollars ($7,700,000), and (iii) during the 1995 fiscal year of Borrower, Three Million Seven Hundred Thousand Dollars ($3,700,000) plus the amount by which Seven Million Seven Hundred Thousand Dollars ($7,700,000) exceeded the actual amount of Capital Expenditures made during the 1994 fiscal year of Borrower."

        (aj) Section 9.2(o) of the Loan Agreement is hereby amended and restated in its entirety, as follows:

        "(o) Disposition of Assets. Subject to Section 7.3, sell, lease or otherwise dispose, or permit any of its Subsidiaries to sell, lease or otherwise dispose, of any of its Properties (including without limitation any of the capital stock of any of its Subsidiaries), including any disposition of Property as part of a sale and leaseback transaction, to or in favor of any Person, except that Borrower and its Subsidiaries may complete the following transactions: (i) sales of Inventory in the ordinary course of Borrower's and its Subsidiaries' businesses for so long as no Event of Default exists hereunder; (ii) a transfer of Property to Borrower by a Subsidiary; (iii) sales of Borrower's real Property and improvements located in Cobb, Wisconsin; Hart, Michigan; Merrill, Wisconsin; and Borrower's former corporate headquarters located in Oconomowoc, Wisconsin;
   (iv) with the consent of Agent, which consent shall not be unreasonably withheld, the sale of all or substantially all of the assets of D & K Frozen Foods, Inc.; (v) other sales of real Property, Borrower's Equipment and/or equipment of any Subsidiary which, in the aggregate, have a fair market value or book value, whichever is less, of no more than One Million Dollars ($1,000,000) during the period commencing on the date hereof and ending on the day before the first anniversary of the date hereof, One Million Five Hundred Thousand Dollars ($1,500,000) during the period commencing on the first anniversary of the date hereof and ending on the day before the second anniversary of the date hereof and Two Million Dollars ($2,000,000) during the period commencing on the second anniversary of the date hereof and ending on the third anniversary of the date hereof; (vi) sales of Scheduled Assets, provided that the gross cash proceeds payable at closing of each such sale are at least equal to the amount set forth on Exhibit U attached hereto that is applicable to the Scheduled Assets being sold; provided that if Borrower proposes to sell its real Property and Equipment located at (A) Jefferson, Wisconsin and subject to the $6,500,000 City of Jefferson, Wisconsin secured IRB Loans, and the proceeds of such sale are not sufficient to repay the applicable IRB Loans in full, the holders of such IRB Loans shall have agreed in writing, on terms acceptable to Required Lenders, to restructure the balance of such IRB Loans and to waive any then existing defaults in respect of such IRB Loans, including without limitation any default caused by the sale of such real Property and Equipment and (B) Paulding County, Ohio and subject to the $1,400,000 County of Paulding, Ohio unsecured IRB Loans, the holders of the applicable IRB Loans shall have agreed in writing to restructure such IRB Loans and to waive any then existing defaults in respect of such IRB Loans, including without limitation any default caused by the sale of such real Property and Equipment; (vii) sales of Inventory in bulk and out of the ordinary course of business, provided that the net cash proceeds of such are at least equal to the greater of the amount of Availability predicated on the value of such Inventory and the fair market value of such Inventory, as determined by Agent in its sole judgment; or (viii) any other dispositions expressly authorized by this Agreement; provided, that (x) the proceeds of any sale or disposition permitted under Section 9.2(o)(iii), (iv), (v) or (vi) (in the case of the Jefferson, Wisconsin real Property and Equipment, after repayment in full of the applicable IRB Loans), and (y) the proceeds of any other sale or disposition of any of the Property (other than sales of Inventory described in Section 9.2(o)(vii)) of Borrower or any Subsidiary in bulk and outside the ordinary course of Borrower's or such Subsidiary's business and to which Required Lenders have consented, shall, subject to
   Section 3.6(c), be applied in the manner set forth in the Intercreditor Agreement and the Facility A Loan Commitments shall be permanently reduced in the manner set forth in Section 3.6(b) of this Agreement. The Intercreditor Agreement provides, among other things, that if any income or capital gains taxes are payable in connection with the sale of any Scheduled Assets, a portion of the proceeds of such sale equal to the estimated amount of such taxes shall be placed in escrow with Agent for payment of such taxes and shall be disbursed as set forth in the Intercreditor Agreement. Agent hereby agrees to promptly release any Liens in favor of Agent, for its benefit and the ratable benefit of Lenders, on any Property of Borrower or any Subsidiary sold in connection with any sale or disposition permitted or approved by Required Lenders under this Section 9.2(o)."

        (ak) Section 9.2 of the Loan Agreement is hereby amended by inserting new Sections (aa) and (ab) to the end thereof, as follows:

        "(aa) Carrying Costs. Pay or incur, or permit the payment or incurrence by any of its Subsidiaries of, Carrying Costs (i) in an aggregate amount in excess of One Million Two Hundred Fifty Thousand Dollars ($1,250,000) in any fiscal year of Borrower or (ii) relating to any particular Scheduled Asset in an aggregate amount in excess of forty percent (40%) of the anticipated net proceeds of the sale of such Scheduled Asset, as set forth on Exhibit U attached hereto.

        (ab) Special Proceeds. Pay to Long Term Lenders or Lenders with Facility A Loan Commitments all or any portion of the Special Proceeds, except that, on or after September 15, 1993, Borrower may pay such amount to Long Term Lenders and Lenders with Facility A Loan Commitments (i) if all Excess Advances have been repaid in full, (ii) if and to the extent that sufficient Availability exists to make such payments and (iii) with respect to the Special Proceeds relating to the Hoopeston, Illinois insurance claim only, such insurance claim has been paid to Borrower by the insurance carrier."

        (al) Section 9.3(a) of the Loan Agreement is hereby amended and restated in its entirety, as follows:

        "(a) Adjusted Tangible Net Worth. Achieve a Consolidated Adjusted Tangible Net Worth on the last day of each month set forth below, of not less than the amount set forth below opposite such month:


                           MONTH                                      AMOUNT
                           -----                                      ------
            April, 1993                                             $25,000,000

            May, 1993                                                24,000,000

            June, 1993                                               21,000,000

            July, 1993                                               23,000,000

            August, 1993 through November, 1993                      22,000,000

            December, 1993 through January, 1994                     20,000,000

            February, 1994 through March, 1994                       19,000,000

            April, 1994 through May, 1994                            18,000,000

            June, 1994                                               17,000,000

                              MONTH                                           AMOUNT
                              -----                                           ------
               July, 1994 through August, 1994                             16,000,000

               September, 1994 through December,                           17,000,000
               1994

               January, 1995 through February,                             18,000,000
               1995

               March, 1995 through May, 1995                               19,000,000"

        (am) Section 9.3(b) of the Loan Agreement is hereby amended and restated in its entirety, as follows:

                "(b) Net Cash Flow. Achieve a Consolidated Net Cash Flow on the last day of each month set forth below, on a fiscal year to date basis, of not less than the amount set forth below opposite such month:


                     MONTH                                       AMOUNT
                     -----                                       ------
                   April, 1993                               $( 4,000,000)

                   May, 1993                                  ( 7,000,000)

                   June, 1993                                 ( 9,000,000)

                   July, 1993                                 ( 7,000,000)

                   August, 1993                               ( 8,000,000)

                   September, 1993                            (12,000,000)

                   October, 1993                              (13,000,000)

                   November, 1993                             (13,000,000)

                   December, 1993                             (13,000,000)

                   January, 1994                              (15,000,000)

                   February, 1994                             (16,000,000)

                   March, 1994                                (15,000,000)

                   April, 1994                                ( 3,000,000)

                   May, 1994                                  ( 3,000,000)

                   June, 1994                                 ( 4,000,000)

                   July, 1994                                 ( 5,000,000)

                   August, 1994                               ( 4,000,000)

                   September, 1994                            ( 4,000,000)

                    MONTH                             AMOUNT
                    -----                             ------
               October, 1994                       ( 4,000,000)

               November, 1994                      ( 4,000,000)

               December, 1994                      ( 3,000,000)

               January, 1995                       ( 4,000,000)

               February, 1995                      ( 3,000,000)

               March, 1995                         ( 2,000,000)

               April, 1995                                   1

               May, 1995                                     2"

        (an) Section 9.3(c) of the Loan Agreement is hereby amended and restated in its entirety, as follows:

        "(c) Interest Coverage. Achieve Interest Coverage on the last day of each month set forth below, on a fiscal year to date basis, of not less than the amount set forth below opposite such month:

                     MONTH                                      AMOUNT
                     -----                                      ------
                   April, 1993                               $( 3,500,000)

                   May, 1993                                  ( 5,500,000)

                   June, 1993                                 ( 7,500,000)

                   July, 1993                                 ( 6,000,000)

                   August, 1993                               ( 8,000,000)

                   September, 1993                            ( 9,000,000)

                   October, 1993                              (10,500,000)

                   November, 1993                             (10,500,000)

                   December, 1993                             (11,500,000)

                   January, 1994                              (14,000,000)

                   February, 1994                             (15,000,000)

                   March, 1994                                (16,000,000)

                   April, 1994                                ( 2,500,000)

                   May, 1994                                  ( 2,500,000)

                   June, 1994                                 ( 3,500,000)

                   July, 1994                                 ( 5,000,000)

                    MONTH                       AMOUNT
                    -----                       ------
               August, 1994                  ( 5,000,000)

               September, 1994               ( 5,000,000)

               October, 1994                 ( 6,500,000)

               November, 1994                ( 6,500,000)

               December, 1994                ( 6,500,000)

               January, 1995                 ( 8,000,000)

               February, 1995                ( 8,000,000)

               March, 1995                   ( 7,000,000)

               April, 1995                             1

               May, 1995                               2"

        (ao) Section 9.3(d) of the Loan Agreement is hereby amended and restated in its entirety, as follows:

        "(d)  Availability.   Maintain at all times, other than during the
   Excess Advance Period, Availability calculated on a daily basis of not less than Five Million Dollars ($5,000,000)."

        (ap) Section 11.1(d) of the Loan Agreement is hereby amended by inserting the phrase "9.1(r)(iii), 9.1(v)" after the reference to Section 9.1(j) in the fourth line thereof and prior to the reference to Section 9.2.

        (aq) Section 11.1(g) of the Loan Agreement is hereby amended and restated in its entirety, as follows:

        "(g) Other Defaults. There shall occur any Default or Event of Default on the part of Borrower or any Guarantor (including specifically, but without limitation, due to non-payment) under any agreement, document or instrument to which Borrower or such Guarantor is a party or by which Borrower or such Guarantor or any of its Property is bound, creating or relating to (i) any Indebtedness (other than the Obligations, the Long Term Loans and the Indebtedness described in Exhibit Q attached hereto) which gives the other party to such agreement, document or instrument the right to accelerate the obligations thereunder; (ii) any issue of Indebtedness described in Exhibit O attached hereto which is caused by the nonpayment by Borrower or such Guarantor of any amount or amounts due thereunder; or (iii) any issue of Indebtedness described in Exhibit Q attached hereto which results in the acceleration of the maturity of all or any part thereof."

        (ar) Section 11.1 is hereby amended by inserting a new Section 11.1(t) at the end thereof, as follows:

        "(t)  Farm Product Procurement.   Borrower shall be required to post a
   surety bond or a letter of credit or file other security under the provisions of Wis. Stats. Anno. Section 100.03 et seq., unless Agent, in its sole discretion, determines that the amount of such surety bond, letter of credit or other security is diminimus and could not have a material adverse effect on Borrower."

        (as) Section 13.3(c)(x)(viii) of the Loan Agreement is hereby amended by deleting the phrase "below Five Million Dollars ($5,000,000)" after the word "Agreement" and before the word "or."

        (at) Sections 13.3(a) and (c) of the Loan Agreement is hereby amended by deleting each reference to the term "Aggregate Percentages" and inserting in its place the term "Existing Percentages."

        (au) The Lenders' signature blocks to the Loan Agreement are hereby amended and restated in their entirety, as follows:

                               "BARCLAYS BUSINESS CREDIT, INC., as
                               Agent and as a Lender


                               By _______________________________

                               Title ____________________________

                               Facility A Loan Commitment:  $0
                               Facility A Percentage:  0%
                               Facility B Loan Commitment:  $26,250,000
                               Facility B Percentage:  43.7500%
                               Existing Percentage:  29.1667%
                               Aggregate Percentage:  26.2500%

                              BANK ONE, MILWAUKEE, NATIONAL ASSOCIATION

                              BY ________________________________

                              Title _____________________________





                              Address: 111 East wisconsin Avenue
                                       P.O. Box 2033
                                       Milwaukee, Wisconsin  53202
                                       Attn:  Jeffrey Germanotta/
                                       Corporate Banking Group
                                       Telecopy:  (414) 765-2176

                              Facility A Loan Commitment:  $25,013,000
                              Facility A Percentage:  62.5325%
                              Facility B Loan Commitment:  $0
                              Facility B Percentage:  0%
                              Existing Percentage:  20.8442%
                              Aggregate Percentage:  25.0130%


                              FIRST BANK (N.A.)


                              By ________________________________

                              Title _____________________________

                              Address: c/o First Bank National
                                       Association
                                       First Bank Place MPFP 1803
                                       601 Second Avenue South
                                       Minneapolis, MN  55402-4302
                                       Attn:  David C. Larsen
                                       Telecopy:  (612) 973-2148

                              Facility A Loan Commitment:  $13,487,000
                              Facility A Percentage:  33.7175%
                              Facility B Loan Commitment:  $3,750,000
                              Facility B Percentage:  6.2500%
                              Existing Percentage:  15.4058%
                              Aggregate Percentage:  17.2370%

NBD BANK, N.A.


By _________________________________

Title ______________________________

Address: 611 Woodward Avenue
         Detroit, Michigan  48226
         Attn:  Richard Haslinger/
         Illinois-Wisconsin-
         Minnesota Group
         Telecopy:  (313) 225-1671

Facility A Loan Commitment:  $1,500,000
Facility A Percentage:  3.7500%
Facility B Loan Commitment:  $2,625,000
Facility B Percentage:  4.3750%
Existing Percentage:  4.1667%
Aggregate Percentage:  4.1250%


LASALLE NATIONAL BANK


By _________________________________

Title ______________________________

Address: 120 South LaSalle Street
         Chicago, Illinois  60003
         Attn: Christopher Clifford
         Telecopy: (312) 781-8416

Facility A Loan Commitment:  $0
Facility A Percentage:  0%
Facility B Loan Commitment:  $13,687,500
Facility B Percentage:  22.8125%
Existing Percentage:  15.2083%
Aggregate Percentage:  13.6875%

        BA BUSINESS CREDIT, INC.


        By _______________________________

        Title ____________________________

        Address: 55 West Monroe Street
        Xerox Center
        Suite 3600
        Chicago, Illinois 60603
        Attn: Marwin Spencer
        Telecopy: (312) 704-1255

        Facility A Loan Commitment:  $0
        Facility A Percentage:  0%
        Facility B Loan Commitment:  $13,687,500
        Facility B Percentage:  22.8125%
        Existing Percentage:  15.2083%
        Aggregate Percentage:  13.6875%"

        (av) The list of exhibits at the end of the Loan Agreement is hereby amended by adding the new Exhibits U and V to the end of this list as follows:

               "Exhibit U     May 5, 1993 Review of Business Plan and
                              List of Scheduled Assets
                Exhibit V     Existing Defaults in Respect of IRB Loans"

        (aw) Exhibit A-2 to the Loan Agreement is hereby amended by deleting the existing Exhibit A-2 in its entirety and replacing it with the form of Exhibit A-2 attached hereto as Annex 1.

        (ax) The Exhibits to the Loan Agreement are hereby amended by adding a new Exhibit U in the form of Annex 2 attached hereto and a new Exhibit V in the form of Annex 3 attached hereto.

          2. Borrower has informed Agent and Lenders that Events of Default currently exists under Section 9.1(j) of the Loan Agreement because of Borrower's failure to timely deliver its financial statements for the months ended March 31, 1993 and April 30, 1993. In connection with this Waiver and Fourth Amendment to Loan Documents, Lenders hereby agree to waive (a) the foregoing Events of Default and (b) the "Existing Events of Default," as defined in that certain Forbearance Agreement dated April 16, 1993 among Borrower and Lenders, under Sections 9.2(1) and 9.3(a) of the Loan Agreement. Other than as specifically described herein, the waivers contained herein shall not constitute a consent to any other departure from, or waiver of any other breach of, the terms of the Loan Agreement or any other Loan Document, or of any rights that Agent or any Lender may have under the Loan Agreement, any other Loan Document or applicable law with respect thereto, all of which rights are expressly reserved hereby.

          3. The effectiveness of this Waiver and Fourth Amendment to Loan Documents, as provided in Section 4 below, shall constitute amendments of the Loan Agreement and all of the other Loan Documents as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect in accordance with their respective terms.

          4. The amendments and waivers described herein shall be effective upon satisfaction of the following conditions on or prior to June 11, 1993, all in a manner satisfactory to Lenders in their sole discretion:

          a. Borrower shall have paid to Agent for the ratable benefit of Lenders the first installment of $200,000 of the restructuring fee.

          b. Borrower shall have executed or caused to be executed and delivered to Agent the following agreements and instruments, all in form and substance satisfactory to Lenders in their sole discretion:

              1.  This Waiver and Fourth Amendment to Loan Documents;

              2.  Amendment to Intercreditor Agreement;

              3.  Amendment  to  Long  Term  Intercreditor Agreement;

              4.  Amended and Restated Facility B Notes;

              5.  Closing Certificate;

              6. Secretary's Certificate as to Corporate Resolutions evidencing the approval of Borrower's Board of Directors of (A) the engagement of Silverman Korenthal & Company Inc. as a crisis consultant, (B) the adoption of the Review of Business Plan dated May 5, 1993, and (C) the execution of this Waiver and Fourth Amendment to Loan Documents and all other necessary agreements and instruments described herein,

              7. Appropriate waivers, consents and amendments to the Long Term Loan Documents between Borrower and SWIB;

              8. Appropriate waivers, consents and amendments to the Long Term Loan Documents between Borrower and Nationwide Group; and

             9. Appropriate amendments to various security documents relating to the Long Term Loans and the Facility A Loans.

        c. Evidence that Borrower will be able to classify as long term Indebtedness a portion of its Indebtedness for Money borrowed that is satisfactory to Lenders; and evidence of the concurrence of Borrower's certified public accountants with such classification.

        d. Completion of all open items remaining in connection with the original closing of the Revolving Credit Loans.

        e. Evidence that Borrower's can suppliers have (i) accepted the amendments of the Loan Agreement and the Long Term Loan Documents described herein and (ii) executed the June 11, 1993 amendments to the can supply agreements with ANC and Crown.

        f. Payment by Borrower to Long Term Lenders of a closing fee equal to $90,000 and issuance by Borrower to Long Term Lenders of warrants for 90,000 shares of common stock of Borrower.

             5. This Waiver and Fourth Amendment to Loan Documents may be executed in counterparts, each of which shall be deemed an original, but all of which counterparts taken together shall constitute one and the same instrument.

                                     Very truly yours,

                                     BARCLAYS BUSINESS CREDIT, INC.,
                                     as Agent and as a Lender


                                     By  __________________________

                                     Title  _______________________


                                      BANK ONE, MILWAUKEE, NATIONAL
                                      ASSOCIATION


                                      By __________________________

                                      Title _______________________

                                      FIRST BANK (N.A.)


                                      By __________________________

                                      Title _______________________

                                     LASALLE NATIONAL BANK


                                     By____________________________________
                                     Title_________________________________

                                     BA BUSINESS CREDIT, INC.


                                     By____________________________________
                                     Title_________________________________

                                     NBD BANK. N.A.


                                     By____________________________________
                                     Title_________________________________


Acknowledged and Agreed to this _ day of June, 1993

STOKELY USA, INC.


By____________________________________
  Title_______________________________


         Each of the undersigned Guarantors hereby agree and consent this _ day of June, 1993 to the foregoing Waiver and Fourth Amendment to Loan Documents and acknowledges that its Corporate Guaranty of Borrower's Obligations to Lenders remain in full force and effect notwithstanding such amendment and waiver.

                                     OCONOMOWOC CANNING COMPANY, INC.


                                     By ___________________________

                                     Its __________________________

                                     ANC EXPRESS, INC.


                                     By ___________________________

                                     Its __________________________

                                     D & K FROZEN FOODS, INC.


                                     By ___________________________

                                     Its __________________________